Exhibit 10.3
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                             LOAN AGREEMENT

THIS AGREEMENT dated for reference the 27th day of September, 2002.

BETWEEN:

          HEMPTOWN CLOTHING INC., a company incorporated under the laws of British Columbia and having its office at #2550-555 West Hastings Street, Vancouver, British Columbia, V6B 4N5

          (hereinafter collectively called the "Borrower")

                                                        OF THE FIRST PART
AND:

          DRAKE ENTERPRISES LTD., a company incorporated under the laws of British Columbia and having its office at 11th Floor 938 Howe Street, Vancouver, British Columbia V6Z 1N9

          (hereinafter called the "Lender")

                                                       OF THE SECOND PART

     WHEREAS the Lender has agreed to make a loan of Fifty Thousand United States Dollars ($50,000.00) to the Borrower.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the covenants and agreements contained herein, and each party intending to be legally bound hereby, the parties hereto hereby represent, warrant, and agree as follows:

1.   DEFINITIONS

     1.1 In this Agreement, the following terms have the meanings set forth after each:

          (a)  "Borrower" means Hemptown Clothing Inc.;

          (b) "Event of Default" has the meaning assigned to that term in section 6.1;

          (c) "Loan" means the loan of $50,000.00 U.S. made to the Borrower by the Lender;

          (d) "Security Instruments" means the instruments referred to in Article 3 by which the Loan is or is to be secured;

     1.2 For purposes of this Agreement, except as otherwise expressly provided:

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          (a)  "this Agreement" means this loan agreement as it may from time to time be supplemented or amended and in effect;

          (b) all references to this Agreement to designated "sections", "subsections" and other subdivisions are to the designated sections, subsections and other subdivisions of this Agreement;

          (c) the words "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, subsection or other subdivision;

          (d) the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

2.   THE $50,000.00 LOAN

     2.1 Subject to the terms and conditions hereof, the Lender will lend to the Borrower the sum of Fifty Thousand ($50,000.00) U.S. Dollars (the "$50,000.00 Loan") and which will be guaranteed by Ken Peter Lelek.

     2.2  The principal, shall become due and be paid as follows:

          (a) the sum of $50,000.00 U.S. to be paid in full one year from the date hereof;

     2.3 The Borrower will pay fees to the Lender in connection with the $50,000.00 U.S. Loan as follows:

          (a)  Legal fees for the preparation of all security documents;

     2.4 The Borrower may prepay the $50,000.00 Loan in whole or in part at any time.

     2.5 As consideration for the granting of the Loan the Lender is hereby granted an option to purchase up to 200,000 free trading shares of the Company at $0.25 per share for a term of one year from the disbursement of the Loan.

3.   SECURITY

     3.1 The $50,000.00 Loan, interest thereon, if any, and all other amounts from time to time payable hereunder will be secured as follows:

          (a)  A Promissory Note executed by the Borrower;

          (b) a mortgage granted by Ken Peter Lelek (the "Guarantor") on the property situated in the Municipality of West
               Vancouver, Province of British Columbia legally described as Lot J Block 3 District Lot 811 Plan LMP19313 to the Lender or a nominee of the Lender;

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(c) a guarantee by Ken Peter Lelek;

                      (hereinafter referred to as "Security Instruments")

4.   REPRESENTATIONS AND WARRANTIES

     4.1  The Borrower represents and warrants to the Lender that:

          (a) the Borrower is duly incorporated and validly existing and in good standing under the laws of the Province of British Columbia and has full power and authority to own its assets, to carry on its business, to execute and deliver this Agreement and the Security Instruments to be executed and to comply with the provisions hereof and thereof and to duly perform and observe all of their obligations hereunder and thereunder;

          (b) this Agreement constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms;

          (c) each of the Security Instruments, when executed and delivered by the Borrower and the Guaranator will constitute a legal, valid and binding obligation of the Borrower and the Guarantor, enforceable in accordance with its terms;

          (d) all appropriate corporate and other acts, conditions and things required to be done and performed and to have happened prior to the execution and delivery of this Agreement and the Security Instruments, respectively, in order to make all of the obligations expressed to be incurred by the Borrower thereunder, legal, valid and binding and enforceable in accordance with their respective terms have been, or will have been, done and performed in due and strict compliance with all applicable laws prior to the execution and delivery thereof;

          (e) the officers of the Borrower executing this Agreement and the Security Instruments, respectively, and all notices, certificates and other documents required hereunder or thereunder or otherwise related hereto or thereto, as the case may be, have, or will prior to such execution have been, fully authorized to execute the same for or on behalf of the Borrower;

          (f) there is no law, decree, regulation or similar enactment, no provision of any instrument, agreement or other obligation by which the Borrower or its assets or undertaking is bound and no judgment, injunction or other order or award of any judicial, administrative, governmental or other authority or arbitrator which is or will be contravened by the execution and delivery of this Agreement or any of the Security Instruments or which will be contravened by the performance or observance of any of the obligations expressed to be incurred by the Borrower, in or pursuant hereto or thereto;
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          (g)  the Borrower is not in breach of any of the terms,
               covenants, conditions and provisions of, in default under and have not done or omitted to do anything which, with the giving of notice or lapse of time or otherwise, might constitute a default under any law, decree, regulation or similar enactment, any instrument, agreement or other obligation or any judgment, injunction or other order or award of any judicial, administrative, governmental or other authority or arbitrator by which the Borrower or any of its respective assets or undertakings is bound; and

          (h) no litigation or administrative or arbitration or other proceeding before or of any court, tribunal, arbitrator or governmental or municipal or other authority or dispute with any governmental or municipal or other authority is presently in process, pending or threatened against the Borrower or any of its assets or undertaking which, if determined adversely to the Borrower might have a material adverse effect on the financial condition or operations of the Borrower or which might have an adverse effect on the ability of the Borrower to duly perform and observe any of their obligations under this Agreement or any of the Security Instruments.

5.   COVENANTS

     5.1 The Borrower covenants and agrees with the Lender that the Borrower will:

          (a) duly and punctually pay or cause to be paid to the Lender the Loan, interest thereon, if any, and all other amounts from time to time payable hereunder on the date, at the place and in the manner set forth herein;

          (b) preserve and maintain its corporate existence, licenses, rights, franchises, leases and real estate and privileges and all authorizations, consents, approvals, orders, licences, exemptions from or registrations or qualifications with any court or governmental department, public body, authority, commission, board, bureau, agency or instrumentality that is necessary or materially valuable in the operation of its business;

          (c) comply with the requirements of all applicable laws, rules, regulations, orders and decrees of any administrative, governmental or judicial authority or organization or body, non-compliance with which might materially adversely affect the ability of the Borrower duly to perform and observe its obligations in or pursuant to this Agreement or any of the Security Instruments;

          (d) as soon as practicable and in any event within five days after the occurrence thereof notify the Lender forthwith in writing of any occurrence of an Event of Default or any event which, with the giving of notice or lapse of time or otherwise, might constitute an Event of Default or of any failure by the Borrower to perform and observe any of its respective obligations in or pursuant to this Agreement or any of the

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               Security Instruments, as the case may be, and at the same
               time inform the Lender of any action taken or proposed to be taken by the Borrower in connection therewith;

          (e) at any time and from time to time upon the written request of the Lender, execute and deliver such further documents and do such further acts and things as the Lender may reasonably request in order to effect the purposes of this Agreement or any of the Security Instruments, as the case may be.

6.   EVENTS OF DEFAULT

     6.1  Each of the following events is an "Event of Default":

          (a) the Borrower defaulting in the payment of the principal or any other payments required to be made hereunder and not making such payments within five (5) days after written demand by the Borrower;

          (b) any material representation or warranty made by the Borrower herein or in any of the Security Instruments or in any certificate or notice provided to the Lender by the Borrower pursuant hereto or thereto being or proving to be untrue or incorrect on the date as of which it was made in any material respect;

          (c) any financial charge or encumbrance on the whole or any substantial part of the undertaking or assets of the Borrower becoming enforceable and the person or persons entitled to the benefit thereof taking steps to enforce such charge or encumbrance;

          (d) any action or proceeding of or before any judicial, administrative, governmental or other authority or arbitrator being commenced, and not stayed or discharged within 15 days after it is commenced, to enjoin or restrain the performance or observance by the Borrower of the terms of this Agreement or any of the Security Instruments, to question in any manner the right or power of the Borrower to enter into, exercise their rights under or perform or observe the terms or conditions, or to question the legality, validity, binding nature or enforceability, hereof or thereof;

          (e) any or all of the obligations of the Borrower in or pursuant to this Agreement or any of the Security
               Instruments being void or unenforceable or this Agreement or any of the Security Instruments in any material respect ceasing to be in full force and effect.

          (f) the Borrower defaulting in any of the terms or conditions of any terms or conditions of any Permitted Encumbrances.

     6.2 Upon the occurrence and during the continuance of any Event of Default the Lender may, by notice in writing:
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          (a)  declare the Loan and all other amounts payable under this
               Agreement and the Security Instruments to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without protest, presentment, demand or further notice of any kind.

7.   MISCELLANEOUS

     7.1 The Borrower shall pay all legal and other fees and disbursements, if any, incurred by the Lender in respect of the Loan, including the negotiation, preparation, execution and carrying out of this Agreement and the Security Instruments (including, without limitation, all legal fees and disbursements of counsel for the Lender).

     7.2 No failure or delay on the part of the Lender in exercising any right, power or privilege under this Agreement or any of the Security Instruments shall operate as a waiver thereof.

     7.3 All representations and warranties of the Borrower contained in this Agreement or any of the Security Instruments or in any other certificate or other writing delivered in connection herewith or therewith will survive the making of the Loan and any advance thereof and are material and have been or will be relied upon by the Lender notwithstanding any investigation made by or on behalf of the Lender.

     7.4 The Lender will execute and deliver and cause to be executed and delivered all instruments necessary to discharge the security created by the Security Instruments upon:

          (a) payment to the Lender of the Loan, interest thereon, if any, and all other amounts payable hereunder or thereunder or as provided for herein;

          (b) payment of all fees, charges and expenses (including legal fees and disbursements of counsel for the Lender) incurred by the Lender relating to the Loan, interest thereon, if any, and all other amounts payable hereunder or thereunder and such discharge;

          (c) performance by the Borrower of all other obligations of the Borrower contained herein or in any of the Security Instruments.

     7.5 Except as otherwise provided herein, any notice, statement or other communication herein required or permitted to be given shall be in writing, any notice or other document herein required or permitted to be given or delivered hereunder may be personally given or delivered or sent by prepaid registered mail if mailed at a Post Office in Vancouver, British Columbia at the address of the party for whom it is intended set out above or such other address as such party may designate to the other parties by notice in writing, and any such notice shall be deemed to have been given to the Borrower (as the case may be) upon the expiration of the first business day after the date of mailing, unless there exists at the time of mailing, or within three business days thereafter, a labour dispute or

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          other event which would adversely affect the normal delivery of such notice or other document by Canada Post in which case such notice or other document will only be deemed to be given or delivered when actually given or delivered.

     7.6 The Borrower agrees to do such further acts and things and to execute and deliver to the Lender such further deeds, instruments, powers and other documents as the Lender may from time to time require or deem advisable to carry into effect the purposes of this Agreement or any of the Security Instruments.

     7.7 Nothing contained in this Agreement or any of the Security Instruments shall prejudice or impair any other right or remedy which the Lender may otherwise have with respect to the Loan or any right or remedy the Lender may have with respect to other loans which the Lender may make to the Borrower.

     7.8 This Agreement and the Security Instruments shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

     7.9 If any provision of this Agreement or any of the Security Instruments or any part hereof or thereof shall be found or determined to be invalid, illegal or unenforceable it shall be severable from this Agreement or such Security Instrument, as the case may be, and the remainder of this Agreement or such Security Instrument, as the case may be, shall be construed as if such invalid, illegal or unenforceable provision or part had been deleted herefrom or therefrom.

     7.10 Time is of the essence of this Agreement and the Security
          Instruments.

     7.11 This Agreement and the Security Instruments and all matters arising hereunder or thereunder shall be governed by the laws of the Province of British Columbia and all disputes arising hereunder shall be referred to the courts of the Province of British Columbia.

     7.12 In this Agreement all references to the singular shall be construed to include the plural where the context so admits, the masculine to include the feminine and neuter gender and, where necessary, a body corporate and vice versa.



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     7.13 It is agreed that to the extent that any term, condition, representation, covenant or other provision contained in the Security Instruments is at any time inconsistent or conflicts with any term, condition, representation, covenant or other provision contained in this Agreement, then the provisions of this Agreement shall govern.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed and delivered on the date set out above.

HEMPTOWN CLOTHING INC.             DRAKE ENTERPRISES LTD.

Per:  "Jerry Kroll", President     Per:  "Darcy Taylor"
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    Authorized Signatory               Authorized Signatory

Per:  "Jason Finnis", Secretary    Per:
    ----------------------------       ----------------------------
    Authorized Signatory               Authorized Signatory